Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed‑Upon Procedures Report

Lendmark Financial Services, LLC (the “Company”)
Citigroup Global Markets Inc. (the “Structuring Agent”)
Barclays Capital Inc.
BMO Capital Markets Corp.
TD Securities (USA) LLC
Goldman Sachs & Co. LLC
RBC Capital Markets, LLC
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Lendmark Funding Trust 2026‑2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2026‑2 Base Initial Pool Selection.xlsx” provided by the Company on October 8, 2026, containing information on 41,904 consumer loans (the “Loans”) as of September 30, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Lendmark Funding Trust 2026‑2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $0.50, 0.025%, and 30 days, respectively.

•
The term “Source Documents” means copies of Loan Agreements and Company System Screenshots for the Selected Loans (defined below) provided by the Company. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Agreement by the borrower(s).

•
The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in the “Source Documents / Instructions” column of Exhibit A.

•
The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 300 Loans from the Data File (the “Selected Loans”) using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.
For each Selected Loan, we compared the specified attributes in the Data File listed in Exhibit A to the corresponding information included in the Source Documents listed in the corresponding row of the “Source Documents / Instructions” column of Exhibit A, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed‑upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed‑upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset‑backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
November 10, 2026

Exhibit A

#	Attribute	Source Documents / Instructions
1	Original Borrower Account Number (OrigAccountNumber)	Loan Agreement If the Original Borrower Account Number (“OrigAccountNumber”) does not match the Loan Agreement, compare to the Account Number (“AccountNumber” listed in the Data File).
2	Borrower Last Name (Borrower_LastName)	Loan Agreement Compare the first five characters of the borrower’s/borrowers’ last name.
3	Date of Contract (Origination_Date)
Loan Agreement, Company System Screenshots

Confirm Date of Contract (“Origination_Date”) as the latest of the following three dates as listed in the Loan Agreement:
(i)   Contract date
(ii)  Delivery date
(iii) Purchase date

4	Annual Percentage rate (APR) (APR_Original)	Loan Agreement
5	Monthly payment amount (Original_Monthly_Payment)	Loan Agreement
6	Original loan term to maturity (Original_Term)	Loan Agreement
7	Total of payments (Total_Of_Payments)	Loan Agreement

A-1